UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2025

EQUINIX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40205	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive
Redwood City, CA 94065
(Address of Principal Executive Offices, and Zip Code)

(650) 598-6000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027		The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033		The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033		The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031		The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034		The Nasdaq Stock Market LLC
3.250% Senior Notes due 2029		The Nasdaq Stock Market LLC
4.000% Senior Notes due 2034		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Equinix, Inc. (the “Company”) is filing this Amendment (this “Amendment”) on Form 8-K/A, to the Company’s Current Report on Form 8-K, originally furnished with the Securities and Exchange Commission on July 30, 2025 (the “Original Report”). The Original Report was furnished to the United States Securities and Exchange Commission to report the Company’s financial results for its second fiscal quarter ended June 30, 2025.

This Amendment amends Item 2.02 of the Original Report solely to correct inadvertent errors in the press release furnished as Exhibit 99.1 thereto. The line items “Maturity of short-term investments”, “Business acquisitions, net of cash acquired”, and “Proceeds from mortgage and loans payable” and the following subtotals and totals within the Condensed Consolidated Statements of Cash Flows are hereby corrected in the Amendment. The complete and corrected press release is furnished as Exhibit 99.1 to this Amendment. No other changes have been made to the Original Report.

Item 2.02. Results of Operations and Financial Condition

On July 30, 2025, the Company issued a press release with respect to its financial results for its second quarter ended June 30, 2025. A corrected press release, dated July 30, 2025, is furnished as Exhibit 99.1 to this Amendment, and is incorporated by reference into this Item 2.02 as if fully set forth herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to certain non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Equinix, Inc. dated July 30, 2025. (Corrected)
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: July 31, 2025	By: /s/ Keith D. Taylor Keith D. Taylor Chief Financial Officer